UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	March 5, 2004 (March 3, 2004)

DYNAMEX INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21057 (Commission File Number)	86-0712225 (IRS Employer Identification No.)

1870 Crown Drive, Dallas, Texas Address of principal executive offices) Registrants’ telephone number, including area code	75234 (Zip Code) (214) 561-7500

Item 7. Exhibits
Item 12. Results of Operations and Financial Condition
Press Release

EXPLANATORY NOTE

The information in this Report, including the exhibit, is being furnished pursuant to Item 12 of Form 8-K and General Instruction B.6 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 7. Exhibits

99.1	Press release of Dynamex Inc. dated March 3, 2004.

Item 12. Results of Operations and Financial Condition

Dynamex Inc. issued a press release on March 3, 2004 to announce its Results of Operations and Financial Condition for the Three and Six Month Periods Ended January 31, 2004. A copy of the Company’s press release is attached as Exhibit 99.1.

Dated: March 5, 2004	by /s/ Ray E. Schmitz
Ray E. Schmitz
Vice President and Chief Financial Officer